SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                                   May 7, 2004

               SUPERCLICK, INC. (formerly GRAND PRIX SPORTS, INC.)

                 (Name of Small Business Issuer in its charter)

          WASHINGTON                                       52-2219677
 -----------------------------                  -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


      23332 Mill Creek Drive #230
           Laguna Hills, CA                                   92653
 --------------------------------------                      --------
(Address of principal executive offices)                    (Zip Code)

Issuer's Telephone Number                                 (858) 518-1387

Issuer's Fax Number

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                                TABLE OF CONTENTS
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                                                                           Page

Item 5. Other Events and Regulation FD Disclosure                           2
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Item 7. Financial Statements and Exhibits.                                  3
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SIGNATURES                                                                  3
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EXHIBIT INDEX                                                               3
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Item 5. Other Events and Regulation FD Disclosure


In a press release dated April 28, 2004, Superclick, Inc. ("Superclick") announced that it had been selected by Verizon to provide its high speed Internet access solutions. The full text of this press release is attached hereto to this Report as Exhibit 99.1 and incorporated herein by reference.

On April 8, 2004 the board of directors approved and adopted a 2004 Incentive Stock Option Plan (the "Plan") attached hereto to this Report as Exhibit 4.1 and authorized the Registrant's executive officers to prepare and file a registration statement on a Form S-8 for 2,000,000 common stock shares underlying the options. On April 6, 2004, Superclick initiated the private placement of its securities (the "Offering") attached hereto to this Report as
Exhibit 99.2 under an exemption granted by Rule 506 of Regulation D promulgated under the Securities Act of 1933. Pursuant to the Offering, the investors may purchase in aggregate up to 2,500,000 shares of common stock of Superclick, Inc. In addition, for each share of common stock subscribed, investors receive one warrant to purchase a share of underlying common stock at $.60. The offering is scheduled to terminate on August 31, 2004, or at such time as the offering is fully subscribed.

In a press release dated March 23, 2004, Superclick, Inc. ("Superclick") announced results for the first quarter ended January 31, 2004. Revenue for the quarter was $291,422, while net loss from operations was $112,650. The full text of this press release is attached hereto to this Report as Exhibit 99.3 and incorporated herein by reference.

                                       2

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Item 7. Financial Statements and Exhibits

(c ) Exhibits.

Exhibit No.         Description

--------------------------------------------------------------------------------

4.1                 2004 Incentive Stock Option Plan

99.1 Press Release issued by Superclick, Inc. dated April 28, regarding selection of its high speed Internet access solutions by Verizon.

99.2                Private Placement of Securities, dated April 6, 2004

99.3 Press Release issued by Superclick, Inc. dated March 23, 2004 regarding results for the first quarter ended January 31, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUPERCLICK, INC.

Dated May 7, 2004                           By:  /s/  Todd M. Pitcher
                                               -------------------------------
                                                      Todd M. Pitcher
                                                      Chairman

                                       3

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                                  EXHIBIT INDEX

Exhibit No.         Description


4.1                 2004 Inventive Stock Option Plan

99.1 Press Release issued by Superclick, Inc. dated April 28, regarding selection of its high speed Internet access solutions by Verizon.

99.2                Private Placement of Securities dated April 6, 2004.

99.3 Press Release issued by Superclick, Inc. dated March 23, 2004 regarding results for the first quarter ended January 31, 2004.

                                       4